Exhibit 10.32

ITERIS, INC.*

1997 STOCK INCENTIVE PLAN
(Amended and Restated as of May 3, 2002, and as further amended December 15, 2004)

ARTICLE ONE

GENERAL PROVISIONS

I.                                         PURPOSE OF THE PLAN

This 1997 Stock Incentive Plan is intended to promote the interests of Iteris, Inc., a Delaware corporation formerly known as Odetics, Inc. and Iteris Holdings, Inc., by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.                                     STRUCTURE OF THE PLAN

A.                                   The Plan shall be divided into three separate equity programs:

•                                          The Discretionary Option Grant Program under which eligible person may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

•                                          the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

•                                          the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

B.                                     The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.                                 ADMINISTRATION OF THE PLAN

A.                                   The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.  Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

* Formerly known as the “Odetics, Inc. 1997 Stock Incentive Plan”

B.                                     Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time.  The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

C.                                     Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable.  Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

D.                                    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee.  No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

E.                                      Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under such program.

IV.                                ELIGIBILITY

A.                                   The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i)                                     employees,

(ii)                                  non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)                               consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.                                     Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Nonstatutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

C.                                     The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

D.                                    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non- employee Board members on the Plan Effective Date, (ii) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Plan Effective Date.

V.                                    STOCK SUBJECT TO THE PLAN

A.                                   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market.  The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 1,805,000 shares.  This reserve includes (i) the 530,000 shares originally reserved for issuance under the Plan, (ii) the 400,000 share increased approved by the Corporation’s stockholders at the 1999 Annual Meeting, (iii) the 400,000 share increase approved by the Corporation’s stockholders at the 2000 Annual Meeting, and (iv) the 475,000 share increase approved by the Corporation’s stockholders at the 2001 Annual Meeting.

B.                                     No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 80,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1997 calendar year.

C.                                     Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) those options are cancelled in accordance with the option cancellation/regrant provisions of Section IV of Article Two.  Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.  However, shares subject to any options surrendered in connection with the stock appreciation right provisions of the Plan shall not be available for reissuance.  Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

D.                                    If any change is made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, distribution, recapitalization, combination or reclassification of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan.  Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.  The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

E.                                      Should the Corporation effect a divestiture of one or more Subsidiaries through a distribution or spin-off to the Corporation’s stockholders of the securities of the Subsidiary held by the Corporation (“Divestiture”), then the Plan Administrator may, in its sole discretion, make appropriate adjustments to the number and/or class of securities subject to each outstanding option and the exercise price payable per share in order to reflect the effect of the Divestiture on the Corporation’s capital structure and the relative Fair Market Values of the Common Stock and the distributed securities of the Subsidiary following the Divestiture.  Such adjustment may include the division of the option into two separate options, one for the shares of Common Stock at the time subject to the option and a second option for the securities of the Subsidiary distributable with respect to those shares.  The Plan Administrator may also, in its sole discretion, accelerate the vesting and exercisability of the option (or any separated option) with respect to one or more shares of the Common Stock or distributed securities at the time subject to such option (or the separated option), if and to the extent the Optionee is to remain in the Corporation’s Service following such Divestiture or is otherwise to provide services to the divested Subsidiary.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.                                         OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.                                   Exercise Price.

1.                                       The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.                                       The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(i)                                     cash or check made payable to the Corporation,

(ii)                                  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii)                               to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.                                     Exercise and Term of Options.  Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.  However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.                                     Effect of Termination of Service.

1.                                       The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)                                     Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii)                                  Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

(iii)                               During the applicable exercise period following termination of Service, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service.  Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.  However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(iv)                              Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

2.                                       The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)                                     extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)                                  permit the option to be exercised, during the applicable Service exercise period following termination of service, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.                                    Stockholder Rights.  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.                                      Repurchase Rights.  The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock.  Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.                                      Limited Transferability of Options.  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.  However, a Nonstatutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more “family members” (as defined in Rule 701 of the 1933 Act) of the Optionee if such assignment is a gift or pursuant to a domestic relations order.  The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.                                     INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options.  Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options.  Options which are specifically designated as Nonstatutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.                                   Eligibility.  Incentive Options may only be granted to Employees.

B.                                     Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

C.                                     10% Stockholder.  If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.                                 CORPORATE TRANSACTION/CHANGE IN CONTROL

A.                                   In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.  However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent:  (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B.                                     All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent:  (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.                                     Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D.                                    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction.  Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

E.                                      The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction, so that each such option shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock.  In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F.                                      The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate.  Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.  In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

G.                                     The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Change in Control so that each such option shall, immediately prior to the effect date of such Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock.  Each such accelerated option shall remain exercisable until the expiration or sooner termination of the option term.  In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full.  Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.  Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of such Involuntary Termination.

H.                                    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

I.                                         The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.                                CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share equal to the Fair Market Value per share of Common Stock on the new grant date.

V.                                    STOCK APPRECIATION RIGHTS

A.                                   The Plan Administrator shall have the authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.                                     The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i)                                     One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion) over (b) the aggregate exercise price payable for those shares.

(ii)                                  No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time.  If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii)                               If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

2.                                       The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i)                                     One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii)                                  Upon the occurrence of a Hostile Takeover, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30) day period following such Hostile Takeover) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock.  In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Takeover Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion) over (B) the aggregate exercise price payable for those shares.  Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii)                               The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.  No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

(iv)                              The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.                                         STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants.  Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.                                   Purchase Price.

1.                                       The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.                                       Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any combination of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)                                     cash or check made payable to the Corporation, or

(ii)                                  past services rendered to the Corporation (or any Parent or Subsidiary).

B.                                     Vesting Provisions.

1.                                       Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.  The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

2.                                       Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.                                       The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested.  Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.                                       Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common

Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase money note of the Participant attributable to the surrendered shares.

5.                                       The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s  Service or the non attainment of the performance objectives applicable to those shares.  Such waiver shall result in the immediate vesting of the Participant’s interest in the shares as to which the waiver applies.  Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

C.                                     Nontransferability of Rights to Purchase.  During the lifetime of the Participant, the right to purchase shares of Common Stock pursuant to the Stock Issuance Program shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death.

II.                                     CORPORATE TRANSACTION/CHANGE IN CONTROL

A.                                   All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.                                     The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued under the Stock Issuance Program or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to structure one or more of those repurchase rights so that such rights shall not be assignable in connection with a Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated repurchase rights shall thereupon vest in full.

C.                                     The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

D.                                    The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding under the Stock Issuance Program, to structure one or more of those repurchase rights so that such rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, upon (i) a Change in Control or (ii) the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control or Involuntary Termination.

III.                                 SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.                                         OPTION TERMS

A.                                   Grant Dates.  Option grants shall be made on the dates specified below:

1.                                       Each individual serving as a non-employee Board member on the Plan Effective Date shall automatically be granted at that time a Nonstatutory Option to purchase 5,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

2.                                       Each individual who is first elected or appointed as a non-employee Board member on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Nonstatutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

3.                                       In the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for reelection to the Board at that particular Annual Meeting, shall automatically be granted a Nonstatutory Option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months.  There shall be no limit on the number of such 5,000 share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

B.                                     Exercise Price.

1.                                       The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.                                       The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program.  Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.                                     Option Term.  Each option shall have a term of ten (10) years measured from the option grant date.

D.                                    Exercise and Vesting of Options.  Each initial 20,000 share option grant shall be immediately exercisable for any or all of the option shares as fully vested shares of Common Stock and shall remain so exercisable until the expiration or sooner termination of the option term.  Each annual 5,000 share grant shall also be immediately exercisable for any or all of the option shares.  However, the shares of Common Stock purchased under each annual 5,000 share grant shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares.  Each annual 5,000 share grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee’s completion of each year of Board service over the four (4) year period measured from the automatic grant date.

E.                                      Termination of Board Service.  The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i)                                     The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a twelve (12) month period following the date of such cessation of Board service in which to exercise each such option.

(ii)                                  During the twelve (12) month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii)                               Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12) month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully vested shares of Common Stock.

(iv)                              In no event shall the option remain exercisable after the expiration of the option term.  Upon the expiration of the twelve (12) month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.  However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.                                     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKEOVER

A.                                   The shares of Common Stock subject to each option outstanding under this Article Four at the time of a Corporate Transaction but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock.  Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

B.                                     The shares of Common Stock subject to each option outstanding under this Article Four at the time of a Change in Control but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock.  Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Takeover.

C.                                     All outstanding repurchase rights under the Automatic Option Grant Program shall automatically terminate, and the unvested shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

D.                                    Upon the occurrence of a Hostile Takeover, the Optionee shall have a thirty (30) day period in which to surrender to the Corporation each of his or her outstanding automatic option grants.  The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Takeover Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares.  Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.  Stockholder approval of the Plan on the Plan Effective Date shall constitute pre-approval of the grant of each such option surrender right under this Automatic Option Grant Program and the subsequent exercise of that right in accordance with the terms and provisions of this Section II.

E.                                      No additional approval or consent of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

F.                                      Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction.  Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

G.                                     The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.                                 REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.                                         FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full recourse, interest bearing promissory note payable in one or more installments.  The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.  In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.                                     TAX WITHHOLDING

A.                                   The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.                                     The Plan Administrator may, in its discretion, provide any or all holders of Nonstatutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares.  Such right may be provided to any such holder in either or both of the following formats:

1.                                       Stock Withholding:  The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

2.                                       Stock Delivery:  The election to deliver to the Corporation, at the time the Nonstatutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.                                 EFFECTIVE DATE AND TERM OF THE PLAN

A.                                   The Plan was adopted by the Board on July 25, 1997 and shall become effective upon approval by the Corporation’s stockholders at the 1997 Annual Meeting held on the Plan Effective Date.

B.                                     The Plan shall terminate upon the earliest to occur of (i) July 25, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction.  Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing those grants or issuances.

IV.                                AMENDMENT OF THE PLAN

A.                                   The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects.  However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.  In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B.                                     The Board amended the Plan in 1999 to increase the number of shares of Common Stock reserved for issuance under the Plan from 530,000 to 930,000.  The Plan was amended in 2000 to (1) increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 400,000 shares, (2) increase the number of shares of Common Stock subject to the initial automatic option grant pursuant to the Automatic Option Grant Program from 5,000 shares to 20,000 shares and (3) increase the number of shares of Common Stock subject to the annual automatic option grant pursuant to the Automatic Option Grant Program from 4,000 shares to 5,000 shares.  In 2001, the Plan was amended to increase the number of shares of Common Stock reserved for issuance under the Plan by 475,000 shares.  In 2002, the Plan was amended to comply with the requirements of the California Department of Corporations.  In 2004, the Plan was amended to reflect the new corporate name of the Corporation and the new name for its Common Stock.

C.                                     Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.  If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.                                    USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.                                REGULATORY APPROVALS

A.                                   The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.                                     No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.                            NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.                        CALIFORNIA BLUE SKY PROVISIONS

If the Common Stock is not exempt from California securities laws, the following provisions shall apply to any sale of Common Stock or any option grant to an individual who is eligible to receive such grants pursuant to the Plan who resides in the State of California.

A.           Option Grant Program.

1.                                       If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted.

2.                                       The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option grant date.  However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or consultants.

3.                                       Unless the Optionee’s Service is terminated for Misconduct (in which case the option shall terminate immediately), the option (to the extent it was vested and exercisable at that the time Optionee’s Service ceased) must remain exercisable, following Optionee’s termination of Service, for at least (a) six months if Optionee’s Service terminates due to death or Permanent Disability or (b) thirty days in all other cases.

B.             Stock Issuance Program.  The Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date.  Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or consultants.

C.             Repurchase Rights.  To the extent specified in a stock purchase agreement or stock issuance agreement, the Corporation and/or its stockholders shall have the right to repurchase any or all of the unvested shares of Common Stock held by an Optionee or Participant when such person’s Service ceases.  However, except with respect to grants to officers, non-employee Board members, and consultants of the Corporation, the repurchase right must satisfy the following conditions:

1.                                       The Corporation’s right to repurchase the unvested shares of Common Stock must lapse at the rate of at least 20% per year over five years from the date the option was granted or the shares were issued under the Plan.

2.                                       The Corporation’s repurchase right must be exercised within ninety days of the date that Service ceased (or the date the shares were purchased, if later).

3.                                       The purchase price must be paid in the form of cash or cancellation of the purchase money indebtedness for the shares of Common Stock.

D.            Information Requirements.  Annually, the Corporation shall deliver or cause to be delivered to each Optionee or Participant, no later than such information is delivered to the Corporation’s security holders, one of the following:

1.                                       The Corporation’s annual report to security holders containing the information required by Rule 14a-3(b) under the 1934 Act for its latest fiscal year;

2.                                       The Corporation’s annual report on Form 10-K for its latest fiscal year;

3.                                       The Corporation’s latest prospectus filed pursuant to 424(b) under the 1933 Act that contains audited financial statements for the latest fiscal year, provided that the financial statements are not incorporated by reference from another filing, and provided further that such prospectus contains substantially the information required by Rule 14a-3(b); or

4.                                       The Corporation’s effective 1934 Act registration statement containing audited financial statements for the latest fiscal year.

APPENDIX

The following definitions shall be in effect under the Plan:

A.                                   Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

B.                                     Board shall mean the Corporation’s Board of Directors.

C.                                     Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i)                                     the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

(ii)                                  a change in the composition of the Board over a period of thirty- six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

D.                                    Common Stock shall mean the Corporation’s Common Stock, which shall be registered under Section 12(g) of the 1934 Act and shall be entitled to one-tenth of one vote per share on all matters subject to stockholder approval.

E.                                      Code shall mean the Internal Revenue Code of 1986, as amended.

F.                                      Corporate Transaction shall mean either of the following stockholder approved transactions to which the Corporation is a party:

(i)                                     a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)                                  the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

G.                                     Corporation shall mean Iteris, Inc., a Delaware corporation (formerly known as Odetics, Inc. and Iteris Holdings, Inc.) and its successors.

H.                                    Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

I.                                         Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

J.                                        Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.                                    Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

L.                                      Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)                                     If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)                                  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

M.                                 Hostile Takeover shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

N.                                    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O.                                    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)                                     such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)                                  such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate performance based bonus or incentive programs) by more than fifteen percent (15%) or

(C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

P.                                      Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.                                    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R.                                     1933 Act shall mean the Securities Act of 1933, as amended.

S.                                      Nonstatutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

T.                                     Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

U.                                    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V.                                     Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

W.                                Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.  However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

X.                                    Plan shall mean the Corporation’s 1997 Stock Incentive Plan, as set forth in this document.

Y.                                     Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Z.                                     Plan Effective Date shall mean September 5, 1997, the date of the 1997 Annual Stockholders Meeting at which the Plan is approved by the Corporation’s stockholders.

AA.                         Primary Committee shall mean the committee of two (2) or more non- employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

BB.                             Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

CC.                             Section 16 Insider shall mean an officer or director of the Corporation subject to the short swing profit liabilities of Section 16 of the 1934 Act.

DD.                           Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non- employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

EE.                               Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

FF.                               Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

GG.                             Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

HH.                           Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.                                     Takeover Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Takeover or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.  However, if the surrendered option is an Incentive Option, the Takeover Price shall not exceed the clause (i) price per share.

JJ.                                   Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Nonstatutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

KK.                           10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).